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EXHIBIT 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350

        In connection with the annual report on Form 10-K of Advanced Life Sciences Holdings, Inc. (the "Company") for the fiscal year ending December 31, 2008 (the "Report"), I, John L. Flavin, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

          (1)   The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 to the extent applicable; and

          (2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 12, 2009
/s/ JOHN L. FLAVIN John L. Flavin Chief Financial Officer Advanced Life Sciences Holdings, Inc.

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  EXHIBIT 32.2